                                                                    Exhibit 99.1


                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)      SERIES 2005-FF6
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,065,762,000] (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-FF6

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             WELLS FARGO BANK, N.A.
                                     TRUSTEE

                                  MAY 11, 2005

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)      SERIES 2005-FF6
--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                 DEAL NAME                 FFML 2005-FF6
FICO DISTRIBUTION                FICO <460                        --
                                 FICO 460-479                     --
                                 FICO 480-499                     --
                                 FICO 500-519                     --
                                 FICO 520-539                     --
                                 FICO 540-559                  4.630
                                 FICO 560-579                  8.900
                                 FICO 580-599                  4.910
                                 FICO 600-619                 11.890
                                 FICO 620-639                 14.500
                                 FICO 640-659                 16.570
                                 FICO 660-679                 11.200
                                 FICO 680-699                  9.930
                                 FICO 700-719                  7.430
                                 FICO 720-739                  3.930
                                 FICO 740-759                  2.730
                                 FICO >760                     3.380

LTV DISTRIBUTION                 LTV <20                       0.030
                                 LTV 20.01-30                  0.090
                                 LTV 30.01-40                  0.400
                                 LTV 40.01-50                  0.650
                                 LTV 50.01-60                  1.400
                                 LTV 60.01-70                  4.590
                                 LTV 70.01-80                 51.090
                                 LTV 80.01-90                 24.850
                                 LTV 90.01-100                 8.460
                                 LTV >100                         --

LOAN BALANCE DISTRIBUTION        $ 0-25,000                    0.002
                                 $ 25,001-50,000               0.425
                                 $ 50,001-75,000               1.940
                                 $ 75,001-100,000              3.793
                                 $ 100,001-150,000            12.620
                                 $ 150,001-200,000            13.187
                                 $ 200,001-250,000            10.938
                                 $ 250,001-300,000            10.196
                                 $ 300,001-350,000             8.457
                                 $ 350,001-400,000             7.387
                                 $ 400,001-450,000             5.225
                                 $ 450,001-500,000             4.261
                                 $ 500,001-550,000             5.327
                                 $ 550,001-600,000             5.316
                                 $ 600,001-650,000             3.091
                                 $ 650,001-700,000             3.010
                                 $ 700,001-750,000             1.780
                                 $ 750,001-800,000             1.131
                                 $ 800,001-850,000             0.530
                                 $ 850,001-900,000             0.559
                                 $ 900,001-950,000             0.084
                                 $ 950,001-1,000,000           0.439
                                 > $ 1,000,001                 0.305

DTI DISTRIBUTION

                                 DTI <10.00                    0.567
                                 DTI 10.00-19.99               1.696
                                 DTI 20.00-29.99               6.991
                                 DTI 30.00-39.99              17.097
                                 DTI 40.00-49.99              33.552
                                 DTI 50.00-59.99              40.099
                                 DTI 60.00-69.99                  --

         BALANCE                  BALANCE      # OF LOANS     WAC     WA FICO   WA LTV   OWNER OCC %   CASHOUT REFI%   FULL DOC%
    50,000.00 OR LESS           4,755,287.00       115       0.080      601      0.804      0.949          0.366          0.784
  50,000.01 - 100,000.00       63,398,781.00       808       7.445      621     83.710     95.130         43.390         71.730
 100,000.01 - 150,000.00      139,482,359.00      1104       7.058      633     84.110     95.650         46.880         65.930
 150,000.01 - 200,000.00      145,034,479.00       830       6.886      636     83.800     96.000         52.340         63.710
 200,000.01 - 250,000.00      120,675,155.00       539       6.792      636     83.620     95.340         50.820         66.070
 250,000.01 - 300,000.00      112,488,568.00       411       6.682      644     83.420     97.160         46.300         67.930
 300,000.01 - 350,000.00       94,337,264.00       291       6.617      649     83.710     98.310         38.530         71.450
 350,000.01 - 400,000.00       80,459,180.00       214       6.555      654     83.020     97.160         44.800         66.690
 400,000.01 - 450,000.00       57,647,408.00       136       6.632      647     84.480     97.840         41.960         64.690
 450,000.01 - 500,000.00       47,012,921.00        99       6.463      660     84.760     99.040         38.300         68.460
 500,000.01 - 550,000.00       58,769,190.00       112       6.372      671     82.120     98.250         34.840         74.460
 550,000.01 - 600,000.00       58,645,489.00       102       6.381      667     81.730    100.000         37.440         72.510
 600,000.01 - 650,000.00       34,096,720.00        54       6.107      676     81.270    100.000         30.100         83.280
 650,000.01 - 700,000.00       33,208,507.00        49       6.256      678     80.120    100.000         30.620         88.000
 700,000.01 - 750,000.00       19,634,701.00        27       6.084      673     78.460    100.000          7.410         92.590
 750,000.01 - 800,000.00       12,476,059.00        16       6.024      677     77.870    100.000         31.320         80.880
 800,000.01 - 850,000.00        5,846,136.00         7       5.731      683     74.930    100.000         28.710        100.000
 850,000.01 - 900,000.00        6,168,406.00         7       6.091      684     73.360    100.000         42.820         86.040
 900,000.01 - 950,000.00          931,400.00         1       5.875      701     80.000    100.000          0.000        100.000
950,000.01 - 1,000,000.00       4,844,160.00         5       5.800      684     73.790    100.000         19.710        100.000
 1,000,000.01 OR GREATER        3,360,000.00         3       5.738      729     69.470    100.000         31.850         68.150

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                        NUMBER OF                    AVG. LOAN    % OF TOTAL           % OWNER
    PRODUCT TYPE          LOANS     LOAN BALANCE      BALANCE         IO      WA FICO  OCCUPIED  % PURCHASE  WA DTI  % FULL DOC
 2/28 ARM 24 MONTH IO     1,787    483,477,190.00  270,552.0000       69%       650     24.260      96.187   71.240     87.978
 2/28 ARM 30 MONTH IO                                                  0%
 2/28 ARM 60 MONTH IO                                                  0%
 2/28 ARM 120 MONTH IO                                                 0%
 3/27 ARM 24 MONTH IO                                                  0%
 3/27 ARM 36 MONTH IO                                                  0%
 3/27 ARM 60 MONTH IO       469    119,076,287.00  253,894.0000       17%       659      4.793      95.771   66.870     87.251
 3/27 ARM 120 MONTH IO                                                 0%
 5/25 ARM 60 MONTH IO       291     74,385,601.00  255,621.0000       11%       689     25.656      98.545   72.467     96.292
 5/25 ARM 84 MONTH IO                                                  0%
     30 FIXED                63     13,761,800.00  218,441.0000        2%       677     66.870      99.218   24.260     42.637
     15 FIXED                 5        418,855.00  104,714.0000        0%       591     71.240     100.000    4.793     24.364
      OTHER                  20      5,769,300.00  288,465.0000        1%       618     72.467      98.329   25.656     39.519
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     TOTALS:              2,634    696,889,033.00  264,574.0000     1.00        656     52.976      58.080   42.240     44.140
=================================================================================================================================


----------------------------------------------------------------------------
                        % SECOND
    PRODUCT TYPE          LIENS   %2.000-2.499   %2.500-2.999   %3.000-3.499
 2/28 ARM 24 MONTH IO     0.000                 483,253,189.99
 2/28 ARM 30 MONTH IO
 2/28 ARM 60 MONTH IO
 2/28 ARM 120 MONTH IO
 3/27 ARM 24 MONTH IO
 3/27 ARM 36 MONTH IO
 3/27 ARM 60 MONTH IO     0.000                 119,076,287.24
 3/27 ARM 120 MONTH IO
 5/25 ARM 60 MONTH IO     0.000                  74,385,601.06
 5/25 ARM 84 MONTH IO
     30 FIXED             0.000
     15 FIXED             0.000
      OTHER               0.000
----------------------------------------------------------------------------
     TOTALS:              0.000         0       676,715,078.29       0.00
============================================================================